Exhibit 99.1

News Release For Immediate Release
Zix Corporation Achieves Record Q2 Financial Performance
Company sets new records for revenue, net income, EBITDA and bookings backlog in the quarter
DALLAS — July 27, 2010 — Zix Corporation (NASDAQ: ZIXI), the leader in email encryption services, today announced financial results for the second quarter ended June 30, 2010.
Second Quarter 2010 Financial Highlights
•	Revenue of $8.9 million, an increase of 20.9%, year-over-year

•	GAAP net income of $.02 per share, an increase of $.05, year-over-year

•	Non-GAAP net income of $.03 per share, an increase of $.04, year-over-year

•	Cash flow from operations for the six months ended June 30, 2010, of $4.4 million, an increase of $4.7 million, year-over-year

•	Cash and cash equivalents of $17.5 million, an increase of $4.2 million for the six months ended June 30, 2010
“We are proud to have maintained our steady growth with another successful quarter,” said Rick Spurr, ZixCorp’s Chairman and Chief Executive Officer. “Increasing demand for email encryption services, combined with increasing awareness of ZixCorp’s superior technology and services by the market, has resulted in ZixCorp being well-positioned for future growth. Our ZixDirectorySM – the world’s largest email encryption community, along with ZixCorp’s Software-as-a-Service (“SaaS”) revenue and delivery model, also provide ZixCorp with a highly predictable revenue stream and a strong platform for future growth.”
Second Quarter 2010 Corporate Financial Summary and Other Operational Metrics

	Q2	Q2	% or $
$ in Millions, except per share and % data	2010	2009	Change(1)
Revenue (2)	$8.9	$7.4	20.9%
GAAP Gross Profit	$6.9	$5.0	38.8%
GAAP Net Income (Loss)	$1.5	$(1.9)	$3.4
GAAP Net Income (Loss) Per Share — Diluted	$0.02	$(0.03)	$0.05
Non-GAAP Adjusted Gross Profit (3)	$7.1	$5.1	38.6%

	Q2	Q2	% or $
$ in Millions, except per share and % data	2010	2009	Change(1)
Non-GAAP Adjusted Net Income (Loss) (3)	$2.2	$(.8)	$3.0
Non-GAAP Adjusted Net Income (Loss) Per Share-Diluted (3)	$0.03	$(0.01)	$0.04
Adjusted EBITDA (3) (4)	$2.6	$(.5)	$3.1
Adjusted EBITDA Margin (3)	29.1%	(6.4%)	35.5% pts
Email Encryption New First Year Orders	$2.1	$1.7	27.8%
Email Encryption Total Orders	$9.6	$10.0	(3.7%)
Email Encryption Bookings Backlog (5)	$45.6	$39.2	16.4%

(1)	Changes are approximate due to rounding

(2)	The second quarter 2010 includes approximately $300,000 of previously deferred revenue being recognized due to improvements in the Company’s deployment process

(3)	A reconciliation of GAAP to non-GAAP, adjusted results is attached to this press release and is available on our investor relations Web page at http://investor.zixcorp.com

(4)	Adjusted earnings before interest, taxes, depreciation and amortization

(5)	Service contract commitments that represent future revenue to be recognized as the services are provided
Business Highlights
Email Encryption:
•	ZixCorp reached a new milestone in the healthcare industry by providing email encryption solutions to more than 1,200 hospitals, or nearly one of every five hospitals in the United States.

•	The Company’s shared community of users, ZixDirectorySM, now includes more than 22 million members and is growing by more than 100,000 per week.

•	The Company launched ZixGatewaySM Inbound to provide healthcare organizations a proactive method of identifying unsecured protected health information (PHI) in inbound email messages and attachments. This solution provides an additional means of improving compliance with the Health Insurance Portability and Accountability Act (HIPAA) by notifying the appropriate internal compliance and data security managers if unprotected electronic PHI is detected.

e-Prescribing:
•	On December 8, 2009, ZixCorp announced its planned exit from the e-Prescribing business. The Company is on track to exit this business on December 31, 2010, while fulfilling its existing obligations to customers and partners. We expect this business to generate a small amount of profit for 2010.

•	Included in the Corporate results above are the e-Prescribing business segment results, as follows:

	Q2	Q2	% or $
$ in Millions, except % data	2010	2009	Change
Revenue	$0.721	$ 0.992	(27.3% )
Non-GAAP Adjusted Gross Profit	$0.406	$(0.203)	$0.609
Non-GAAP Adjusted Earnings (Loss)	$0.304	$(1.785)	$2.089
Outlook:
For the third quarter 2010, the Company is forecasting revenue between $8.9 and $9.1 million, based on projected growth in Email Encryption and a continued decline in e-Prescribing revenues as the Company winds down that business segment. We expect both GAAP earnings and adjusted non-GAAP earnings to continue to rise in the third quarter, rounding to $0.02 and $0.03, respectively, per fully-diluted share.
For the full-year 2010, the Company is now forecasting revenue between $35.2 and $36.0 million, of which we expect e-Prescribing revenues to be between $2.3 and $2.5 million. We now expect adjusted, non-GAAP earnings to be between $0.10 and $0.11 per fully diluted share.
Conference Call Information:
The Company will discuss its financial results and outlook on a conference call on Tuesday, July 27, 2010, at 5:00 p.m. EDT. A live webcast of the conference call will be available on our investor relations web page at http://investor.zixcorp.com. Alternatively, participants can access the conference call by dialing 1-800-299-7635 (U.S. toll-free) or 1-617-786-2901 (international) at least 15 minutes before the call and entering access code 72989681. An audio replay of the conference will be available until August 3, 2010, by dialing 1-888-286-8010 (U.S. toll-free) or 1-617-801-6888 (international) and entering the access code 74994896. An archive for the webcast will also be available on the ZixCorp investor relations Web site.

About Zix Corporation
Zix Corporation (ZixCorp) provides the only email encryption service designed with your most important relationships in mind. Many of the most influential companies and government organizations use the proven ZixCorp® Email Encryption Service, including WellPoint, Humana, the SEC, and more than 1,200 hospitals and 1,300 financial institutions. ZixCorp Email Encryption Service is powered by ZixDirectorySM, the largest email encryption community in the world. The tens of millions of ZixDirectory members can feel secure knowing their most important relationships are protected. For more information and news about Zix Corporation, visit www.zixcorp.com.
SOURCE Zix Corporation
Contacts
ZixCorp Investor Relations: Susan Conner (214) 515-7357, invest@zixcorp.com
Public Relations: Taylor Stansbury (214) 370-2134, tstansbury@zixcorp.com
Statements in this release that are not purely historical facts or that necessarily depend upon future events, including statements about exiting the e-Prescribing business, forecasts of revenue or earnings, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to ZixCorp on the date this release was issued. ZixCorp undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to how privacy law mandates may affect the use of email encryption and ZixCorp’s ability to establish and maintain strategic and distribution relationships to gain customers and grow revenues in its Email Encryption business. ZixCorp may not succeed in addressing these and other risks. Further information regarding factors that could affect ZixCorp financial and other results can be found in the risk factors section of ZixCorp’s most recent filing on Form 10-K with the Securities and Exchange Commission.

ZIX CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30,
	2010	December 31,
	(unaudited)	2009
ASSETS
Current assets:
Cash and cash equivalents	$17,477,000	$13,287,000
Marketable securities	—	25,000
Receivables, net	564,000	760,000
Prepaid and other current assets	854,000	1,142,000

Total current assets	18,895,000	15,214,000
Property and equipment, net	2,240,000	2,137,000
Goodwill and other assets	2,325,000	2,397,000

Total assets	$23,460,000	$19,748,000

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable and accrued expenses	$3,065,000	$3,893,000
Deferred revenue	16,454,000	14,478,000
License subscription note payable	131,000	126,000

Total current liabilities	19,650,000	18,497,000
Long-term liabilities:
Deferred revenue	1,803,000	2,821,000
License subscription note payable, non-current	119,000	186,000
Deferred rent	198,000	233,000

Total long-term liabilities	2,120,000	3,240,000

Total liabilities	21,770,000	21,737,000
Total stockholders’ equity (deficit)	1,690,000	(1,989,000)

Total liabilities and stockholders’ equity	$23,460,000	$19,748,000

ZIX CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Revenues	$8,915,000	$7,371,000	$17,331,000	$14,627,000

Cost of revenues	1,970,000	2,368,000	3,826,000	4,839,000

Gross profit	6,945,000	5,003,000	13,505,000	9,788,000
Operating expenses:
Research and development	1,307,000	1,747,000	2,755,000	3,478,000
Selling, general and administrative	4,062,000	5,228,000	8,443,000	9,872,000

Total operating expenses	5,369,000	6,975,000	11,198,000	13,350,000

Operating income (loss)	1,576,000	(1,972,000)	2,307,000	(3,562,000)
Operating margin	18%	-27%	13%	-24%

Other income, net	15,000	73,000	44,000	141,000

Income (loss) before income taxes	1,591,000	(1,899,000)	2,351,000	(3,421,000)
Provision for income taxes	(90,000)	(26,000)	(138,000)	(46,000)

Net income (loss)	$1,501,000	$(1,925,000)	$2,213,000	$(3,467,000)

Net income (loss) per share — basic	$0.02	$(0.03)	$0.03	$(0.05)

Net income (loss) per share — diluted	$0.02	$(0.03)	$0.03	$(0.05)

Shares used in per share calculation — basic	63,976,551	63,319,482	63,883,974	63,319,482

Shares used in per share calculation - diluted	66,368,548	63,319,482	65,977,451	63,319,482

ZIX CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended June 30,
	2010	2009
Operating activities:
Net income (loss)	$2,213,000	$(3,467,000)
Non-cash items in net income (loss)	1,689,000	2,024,000
Changes in operating assets and liabilities	519,000	1,204,000

Net cash provided by (used in) operating activities	4,421,000	(239,000)

Investing activities:
Purchases of property and equipment	(663,000)	(515,000)
Restricted cash investments and marketable securities, net	25,000	3,000

Net cash used in investing activities	(638,000)	(512,000)

Financing activities:
Proceeds from exercise of stock options	469,000	—
Payment of license subscription note payable	(62,000)	—

Net cash provided by financing activities	407,000	—

Increase (decrease) in cash and cash equivalents	4,190,000	(751,000)
Cash and cash equivalents, beginning of period	13,287,000	13,245,000

Cash and cash equivalents, end of period	$17,477,000	$12,494,000

ZIX CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited)

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2010	2009	2010	2009
Revenue:
GAAP revenue		$8,915,000	$7,371,000	$17,331,000	$14,627,000

Gross profit:
GAAP gross profit		$6,945,000	$5,003,000	$13,505,000	$9,788,000
Stock-based compensation charges (1)	(A)	54,000	59,000	101,000	185,000
Non-recurring severance payments (2)	(B)	74,000	42,000	77,000	42,000
Expenses related to wind-down of e-Prescribing business (3)	(C)	—	—	8,000	—

Non-GAAP adjusted gross profit		$7,073,000	$5,104,000	$13,691,000	$10,015,000

Operating income (loss):
GAAP operating income (loss)		$1,576,000	$(1,972,000)	$2,307,000	$(3,562,000)
Stock-based compensation charges (1)	(A)	488,000	533,000	997,000	1,369,000
Non-recurring severance payments (2)	(B)	169,000	484,000	172,000	484,000
Expenses related to wind-down of e-Prescribing business (3)	(C)	2,000	75,000	10,000	75,000

Non-GAAP adjusted operating income (loss)		$2,235,000	$(880,000)	$3,486,000	$(1,634,000)

Net income (loss):
GAAP net income (loss)		$1,501,000	$(1,925,000)	$2,213,000	$(3,467,000)
Stock-based compensation charges (1)	(A)	488,000	533,000	997,000	1,369,000
Non-recurring severance payments (2)	(B)	169,000	484,000	172,000	484,000
Expenses related to wind-down of e-Prescribing business (3)	(C)	2,000	75,000	10,000	75,000
Income tax impact	(D)	4,000	(2,000)	10,000	6,000

Non-GAAP adjusted net income (loss)		$2,164,000	$(835,000)	$3,402,000	$(1,533,000)

Net income (loss) per share — diluted:
GAAP net income (loss) per share — diluted		$0.02	$(0.03)	$0.03	$(0.05)
Adjustments per share	(A-D)	0.01	0.02	0.02	0.03

Non-GAAP adjusted net income (loss) per share — diluted		$0.03	$(0.01)	$0.05	$(0.02)

Shares used to compute non-GAAP adjusted net income (loss) per share — diluted		66,368,548	63,319,482	65,977,451	63,319,482

Reconciliation of Reported Net income (loss) to EBITDA and Adjusted EBITDA:	(E)
Net income (loss)		$1,501,000	$(1,925,000)	$2,213,000	$(3,467,000)
Income tax provision		90,000	26,000	138,000	46,000
Interest expense		5,000	6,000	12,000	6,000
Depreciation expense		341,000	329,000	685,000	648,000

EBITDA		1,937,000	(1,564,000)	3,048,000	(2,767,000)

Adjustments:
Share based compensation expense	(A)	488,000	533,000	997,000	1,369,000
Severance costs	(B)	169,000	484,000	172,000	484,000
Expenses related to wind down of e-Prescribing business	(C)	2,000	75,000	10,000	75,000

Adjusted EBITDA		$2,596,000	$(472,000)	$4,227,000	$(839,000)

Adjusted EBITDA margin		29%	-6%	24%	-6%

(1)	Stock-based compensation charges are included as follows:
	Cost of revenues	$54,000	$59,000	$101,000	$185,000
	Research and development	51,000	49,000	98,000	150,000
	Selling, general and administrative	383,000	425,000	798,000	1,034,000

		$488,000	$533,000	$997,000	$1,369,000

(2)	Non-recurring severance payments are included as follows:
	Cost of revenues	$74,000	$42,000	$77,000	$42,000
	Selling, general and administrative	95,000	442,000	95,000	442,000

		$169,000	$484,000	$172,000	$484,000

(3)	Expenses related to the wind-down of e-Prescribing business are included as follows:
	Cost of revenues	$—	$—	$8,000	$—
	Selling, general and administrative	2,000	75,000	2,000	75,000

		$2,000	$75,000	$10,000	$75,000

     This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations of these measures, see items (A) through (E) on the next page.

ZIX CORPORATION
NOTES TO RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
USE OF NON-GAAP FINANCIAL INFORMATION
     The Company occasionally utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We also believe these non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance. Management uses these non-GAAP financial measures to make operational and investment decisions, to evaluate the Company’s performance, to forecast and to determine compensation. Further, management utilizes these performance measures for purposes of comparison with its business plan and individual operating budgets and allocation of resources. We believe that our investors should have access to, and that we are obligated to provide, the same set of tools that we use in analyzing our results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. We have provided definitions below for certain non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these non-GAAP financial measures are useful to investors. In addition, in our Earnings Release we have provided tables to reconcile the non-GAAP financial measures utilized to GAAP financial measures.
ADJUSTED NON-GAAP MEASURES
     Our non-GAAP measures adjust GAAP Gross profit, Operating income (loss), Net income (loss), Net income (loss) per share — diluted and EBITDA for non-cash stock-based compensation expense, non-recurring severance expenses and expense related to the wind-down of our e-Prescribing business to derive non-GAAP adjusted Gross profit, adjusted Operating income (loss), adjusted Net income (loss), adjusted Net income (loss) per share — diluted and adjusted EBITDA. We provide a reconciliation of these adjusted non-GAAP measures to GAAP Gross profit, Operating income (loss), Net income (loss), Net income (loss) per share — diluted and EBITDA.
     We do not provide a reconciliation of forward looking adjusted Non-GAAP earnings per share to GAAP earnings per share. Our forward looking adjusted Non-GAAP earnings per share information consistently excludes non-cash stock based compensation expense which is generally $500,000 to $600,000 on a quarterly basis. Additionally, the adjusted Non-GAAP earnings per share will consistently exclude nonrecurring items that impact our on-going business. At this time, such one-time transactions are unknown and not available. Estimates of these one-time items may differ materially from actual results. See items (A) through (C) below for further information on the current quarter’s reconciling items.
     Items (A) through (E) on the “Reconciliation of GAAP to Non-GAAP Financial Measures” table are listed to the right of certain categories under “Gross profit’, “Operating income (loss)”, “Net income (loss)” and “Net income (loss) per share — diluted” and “EBITDA” and correspond to the categories explained in further detail below under (A) through (D).
(A) Non-cash stock-based compensation charges relating to stock option grants awarded to employees and third-party service providers and accounted for in accordance with Share-Based Payment accounting guidance. See (1) on previous page for breakdown of stock-based compensation. Because of varying valuation methodologies, subjective assumptions and varying award types, the Company believes that the exclusion of stock-based compensation charges provides for more accurate comparisons to our peer companies, and for a more accurate comparison of our financial results to previous periods. Additionally, the Company believes it is useful to investors to understand the specific impact of non-cash stock-based compensation charges on our operating results.
(B) Severance payments related to reduction in workforce. See item (2) on previous page for breakdown of severance payments. The Company’s management excludes these costs when evaluating the ongoing performance and/or predicting its earnings trends, and therefore excludes these charges on our operating results.
(C) Expenses related to strategic review and wind-down of the Company’s e Prescribing business segment. The Company’s management excludes these costs when evaluating the ongoing performance and/or predicting its earnings trends, and therefore excludes these charges when presenting non-GAAP financial measures.
(D) The Company’s U.S. operations’ net losses for U.S. tax purposes are fully provisioned. The non-GAAP adjustment represents the non-cash tax expense included in the GAAP tax provision. The remaining provision for income taxes represents expected cash taxes to be paid.
(E) EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA adds back stock-based compensation, severance payments and expenses relating to the wind down of the Company’s e-Prescribing business.